UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2013, StoneMor Partners L.P. (the “Partnership”) entered into the Second Amendment (the “Second Amendment”) to the Third Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), with StoneMor Operating LLC as a Borrower (the “Operating Company”), each of the subsidiaries of the Operating Company as additional Borrowers, StoneMor GP LLC, the general partner of the Partnership, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The Second Amendment amended the Credit Agreement in connection with the refinancing of 10.25% senior notes due 2017 (“2017 Notes”). On May 13, 2013, the Partnership announced the commencement of (i) its private $175 million offering (the “Notes Offering”) of senior notes due 2021 (“2021 Notes”) and (ii) a cash tender offer and consent solicitation (the “Tender Offer”) with respect to any and all of the $150 million aggregate outstanding principal amount of 2017 Notes. The Second Amendment permitted the Partnership to incur the indebtedness to be evidenced by the 2021 Notes, to enter into the related indenture and to use the proceeds of the Notes Offering, in part, to fund the Tender Offer.

The Second Amendment also includes various representations, warranties and other provisions customary for a transaction of this nature. The foregoing summary of the Second Amendment is not intended to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Second Amendment or the Credit Agreement, as applicable.

The Lenders and their respective affiliates act as lenders under the Second Amendment and the Credit Agreement and engage in investment banking and other commercial dealings with the Partnership and its affiliates for which they received, and will receive, the payment of their customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2013, the Partnership entered into the Second Amendment. The terms of the Second Amendment are described in Item 1.01 above, which description is incorporated in its entirety by reference herein.

Item 7.01	Regulation FD Disclosure.

Press Releases

On May 13, 2013, the Partnership issued a press release announcing the commencement of the Tender Offer. A copy of the press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

On May 13, 2013, the Partnership issued a press release announcing the commencement of the Notes Offering. A copy of the press release, attached hereto as Exhibit 99.2, is incorporated herein by reference.

Adjusted EBITDA and Adjusted Free Operating Cash Flow

In connection with the Notes Offering, the Partnership is providing the following information. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Adjusted EBITDA represents net income before interest, taxes, depreciation and amortization and before the following items:

•

Amortization of cemetery property, an expense item resulting from the Partnership’s sales of burial lots, lawn crypts and mausoleum crypts, which is based on the historical allocation of the Partnership’s original cemetery acquisition and construction costs to individual burial lots and crypts. Management considers this expense to represent the depletion of the Partnership’s interment spaces that are available for sale;

•

Non-cash unit-based compensation, an expense representing the fair value of share based payment awards made to the Partnership employees. The Partnership has issued certain key employees and management unit-based compensation in the form of unit appreciation rights and phantom units;

•

Increase in deferred revenues, which represents the increase in revenue on merchandise and services sold and investment income earned in the Partnership’s trust for which the Partnership has not yet delivered the underlying merchandise or performed the underlying service as GAAP requires before revenue may be recognized; and

•

Increase in deferred costs and expenses, which represents the increase in associated costs of merchandise and services sold for which the Partnership has not yet delivered the underlying merchandise or performed the underlying service as GAAP requires before the associated costs and expenses may be recognized.

Because Adjusted EBITDA includes increases in revenues and costs and expenses that otherwise would be deferred under GAAP, it is able to reflect such revenues from contracts written and their related costs and expenses generated in a particular period.

The Partnership presents Adjusted EBITDA because this information is relevant to the Partnership’s business. Management and external users of the Partnership’s financial information, such as the Partnership’s investors, use Adjusted EBITDA as an important financial measure to assess the Partnership’s performance and liquidity, including the ability of the Partnership’s assets to generate cash sufficient to pay interest on the Partnership’s indebtedness, meet capital expenditure and working capital requirements and otherwise meet the Partnership’s obligations as they become due.

Adjusted EBITDA is a supplemental measure of the Partnership’s performance and liquidity that is not required by, or presented in accordance with, GAAP. It is not a measure of the Partnership’s financial performance or liquidity under GAAP and should not be considered as an alternative to net income or any other performance measure or to net cash provided by operating activities or any other liquidity measure, in each case as derived in accordance with GAAP.

There are material limitations to using measures such as Adjusted EBITDA, including the difficulty associated with using any such measure as a sole measure to compare the results of one company to another and the inability to analyze significant items that directly affect a company’s net income (loss) or operating income. In addition, the Partnership calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measures that are computed in accordance with GAAP. Management compensates for these limitations in considering Adjusted EBITDA in conjunction with its analysis of other GAAP financial measures, such as net income (loss) and net cash provided by (used in) operating activities.

The following tables present the calculation of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income and net cash provided by operating activities on an historical basis for the periods presented.

	Year Ended December 31,					Three Months Ended March 31,		Twelve Months Ended March 31,
	2008	2009	2010	2011	2012	2012	2013	2013
	(Dollars in thousands)
Net income	$4,556	(4,388)	$(1,447)	$(9,715)	$(3,013)	$2,030	$(2,200)	$(7,243)
Interest expense	12,714	14,410	21,973	19,198	20,503	4,966	5,463	21,000
Total income taxes	80	(1,945)	(5,383)	(4,019)	(1,790)	199	(957)	(2,946)
Depreciation and amortization	5,029	6,528	8,845	8,534	9,431	2,330	2,330	9,431
Amortization of cemetery property	6,368	5,864	7,027	6,668	7,880	1,851	1,686	7,715
Non-cash unit-based compensation	2,262	1,576	711	773	916	198	330	1,048
Increase in applicable deferred revenues (a)	25,720	36,058	50,108	52,252	53,717	12,681	20,607	61,643
Increase in deferred cost of goods sold and selling and obtaining costs	(9,378)	(12,751)	(15,491)	(13,535)	(13,721)	(3,301)	(4,261)	(14,681)
Acquisition related costs	—	1,072	5,715	4,604	3,123	331	1,283	4,075
(Gains) losses from the sale or purchase of certain defined assets	—	—	6,486	(790)	(248)	—	(126)	(374)
Other non-cash (gains) losses	—	1,132	500	5,058	358	46	98	410
Gains on acquisitions or dispositions	—	—	(7,152)	(92)	(1,859)	(1,820)	(912)	(951)

Adjusted EBITDA	$47,351	$47,556	$71,892	$68,936	$75,297	$19,511	$23,341	$79,127

Cashflow from operations	$21,144	$14,729	$3,106	$5,466	$31,896	$8,190	$6,867	$30,573
Interest expense	12,714	14,410	21,973	19,198	20,503	4,966	5,463	21,000
Accretion of debt discount	—	(34)	(340)	(1,354)	(1,739)	(436)	(490)	(1,793)
Total income taxes	80	(1,945)	(5,383)	(4,019)	(1,790)	199	(957)	(2,946)
Amortization of cemetery property	6,368	5,864	7,027	6,668	7,880	1,851	1,686	7,715
Increase in applicable deferred revenues	25,720	36,058	50,108	52,252	53,717	12,681	20,607	61,643
Increase in deferred costs and expenses	(9,378)	(12,751)	(15,491)	(13,535)	(13,721)	(3,301)	(4,261)	(14,681)
Changes in operating working capital
Accounts receivable	6,678	9,770	15,357	9,241	5,475	1,374	1,385	5,486
Allowance for doubtful accounts	(513)	(103)	(951)	(2,217)	(1,210)	(1,363)	1,317	1,470
Merchandise trust fund	453	6,133	13,517	23,889	11,806	2,690	12,161	21,277
Prepaid expenses	(963)	109	252	(1,273)	(527)	1,471	(566)	(2,564)
Other current assets	900	239	3,836	7,355	2,165	(1,181)	(696)	2,650
Other assets	696	416	(143)	(291)	(128)	1,828	770	(1,186)
Accounts payable and accrued and other liabilities	(717)	125	(516)	(868)	(4,330)	(1,277)	(5,278)	(8,331)
Deferred selling and obtaining costs	5,959	7,987	9,640	9,120	7,775	2,188	2,745	8,332
Deferred cemetery revenue	(22,414)	(32,225)	(46,060)	(47,598)	(47,548)	(11,618)	(18,987)	(54,917)
Deferred taxes (net)	564	3,271	5,301	3,488	2,398	(31)	1,051	3,480
Merchandise liability	5,366	4,332	2,401	5,669	7,260	2,736	1,004	5,528
Cost of lots sold	(5,306)	(5,179)	(7,124)	(6,664)	(7,818)	(1,833)	(1,735)	(7,720)
Acquisition related costs	—	1,072	5,715	4,604	3,123	331	1,283	4,075
Other non-cash losses	—	(4,722)	9,667	(195)	110	46	(28)	36

Adjusted EBITDA	$47,351	$47,556	$71,892	$68,936	$75,297	$19,511	$23,341	$79,127

(a)	The increase in deferred revenues does not directly tie to the change in deferred cemetery revenues, net, that can be calculated by comparing the Partnership’s balance sheet position at different points in time. This is because deferred cemetery revenues, net, as presented on the Partnership’s balance sheet also includes deferred unrealized gains and losses on the Partnership’s merchandise trust asset. Changes in these unrealized gains and losses are not included in net income.

Adjusted free operating cash flow represents net cash provided by operating activities adjusted to eliminate the timing difference between the sale of cemetery merchandise and services and the withdrawal of cash from the Partnership’s merchandise trust and the collection of the Partnership’s receivables.

The Partnership presents adjusted free operating cash flow because management uses this measure to assess the Partnership’s liquidity, including the ability of the Partnership’s assets to generate cash sufficient to pay interest on the Partnership’s indebtedness.

Adjusted free operating cash flow, as presented below, is a supplemental measure of the Partnership’s liquidity that is not required by, or presented in accordance with, GAAP. It is not a measure of the Partnership’s financial performance or liquidity under GAAP and should not be considered an alternative to net income or any other performance or to net cash provided by operating activities or any other liquidity measure, in each case derived in accordance with GAAP.

There are material limitations to using measures such as adjusted free operating cash flow, including the difficulty associated with using any such measure as a sole measure to compare the results of one company to another. In addition, the Partnership’s calculation of adjusted free operating cash flow may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measures that are computed in accordance with GAAP.

The following table presents a reconciliation of adjusted free operating cash flow to net cash provided by operating activities on an historical period for the periods presented:

	Year Ended December 31,					Three Months Ended March 31,		Twelve Months Ended March 31,
	2008	2009	2010	2011	2012	2013	2012	2013
	(Dollars in thousands)
Net Cash Provided by Operating Activities	$21,144	$14,729	$3,106	$5,466	$31,896	$6,867	$8,190	$30,573
Add: Acquisition Related Costs	—	2,292	5,715	4,604	3,123	1,283	331	4,075

Operating Cash	$21,144	$17,021	$8,821	$10,070	$35,019	$8,150	$8,521	$34,648
Add: Net Cash flows into Merchandise Trust	453	6,133	13,517	23,889	11,806	12,161	2,690	21,277
Add: Increases in Accounts Receivable	6,678	9,770	15,357	9,241	5,475	1,385	1,374	5,486
Add: Decrease in Merchandise Liabilities	5,366	4,332	2,401	5,669	7,260	1,004	2,736	5,528
Add: Net Decrease in Accounts Payable	(717)	125	(516)	(868)	(4,330)	(5,278)	(1,277)	(8,331)
Other Float Related Charges	(574)	181	6,239	7,301	2,921	1,980	674	4,227
Adjusted Operating Cash	$32,350	$37,562	$45,819	$55,302	$58,151	$19,402	$14,718	$62,835
Less: Maintenance Capital Expenditures	(4,809)	(2,524)	(7,878)	(6,040)	(4,874)	(1,771)	(898)	(5,747)
Less (plus): Other Investing Cash Flows	(661)	434	(346)	—	—	—	—	—
Adjusted Free Operating Cash Flow	$26,880	$35,472	$37,595	$49,262	$53,277	$17,631	$13,820	$57,088

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1

Second Amendment to Third Amended and Restated Credit Agreement, as amended, dated May 8, 2013, by and among StoneMor Operating LLC, each of its Subsidiaries, StoneMor GP LLC, StoneMor Partners L.P., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

99.1	Press Release dated May 13, 2013, “StoneMor Partner L.P. Announces Cash Tender Offer for Any and All of its Outstanding 10.25% Senior Notes Due 2017.”

99.2	Press Release dated May 13, 2013, “StoneMor Partners L.P. Announces Commencement of Private $175 Million Debt Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ Timothy K. Yost
Name:	Timothy K. Yost
Title:	Chief Financial Officer

Date: May 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1

Second Amendment to Third Amended and Restated Credit Agreement, as amended, dated May 8, 2013, by and among StoneMor Operating LLC, each of its Subsidiaries, StoneMor GP LLC, StoneMor Partners L.P., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

99.1	Press Release dated May 13, 2013, “StoneMor Partner L.P. Announces Cash Tender Offer for Any and All of its Outstanding 10.25% Senior Notes Due 2017.”

99.2	Press Release dated May 13, 2013, “StoneMor Partners L.P. Announces Commencement of Private $175 Million Debt Offering.”